SCHWAB STRATEGIC TRUST

Schwab® Short-Term U.S. Treasury ETF

(the fund)

Supplement dated December 13, 2019 to the fund’s currently effective Summary Prospectus,

Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Statutory Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Statutory Prospectus and SAI.

Effective December 13, 2019 the management fee of the fund has been reduced, as follows:

Fund	Current Management Fee	New Management Fee

Schwab Short-Term U.S. Treasury ETF	0.06%	0.05%

Accordingly, the following changes to the Summary Prospectus, Statutory Prospectus and SAI are effective December 13, 2019:

a.     Summary Prospectus and Statutory Prospectus — Under the fund’s “Fund Fees and Expenses” section: The “Annual Fund Operating Expenses” and “Expenses on a $10,000 Investment” tables are deleted and replaced in their entirety with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)

Management fees	0.05

Other expenses	None

Total annual fund operating expenses[1]	0.05

[1]	The Information in the table has been restated to reflect current fees and expenses.

Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years

$5	$16	$28	$64

b.     SAI — Under “Advisory Agreement” in the “Investment Advisory and Other Services” section: The table following the fourth paragraph is revised to reflect the reduction of the management fee applicable to the fund:

•	Schwab Short-Term U.S. Treasury ETF from 0.06% to 0.05%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG109492-00 (12/19)

00238995